UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2005

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	001-09781 (0-1052) (Commission File Number)	04-2170233 (I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 10, 2005, Millipore Corporation issued a press release announcing that Susan Vogt, President of the Company’s BioPharmaceutical Division, will be leaving the Company effective May 27, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Title

99.1	Press Release issued May 10, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin Vice President and General Counsel

Date: May 10, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued May 10, 2005

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